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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 24, 2007

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                               Cirrus Logic, Inc.
             (Exact name of registrant as specified in its charter)

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            Delaware                     0-17795                77-0024818
  (State of other jurisdiction   (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)


            2901 Via Fortuna, Austin, Texas                       78746
       (Address of principal executive offices)                 (Zip code)

        Registrant's telephone number including area code: (512) 851-4000

                                 Not Applicable
           (Former name or former address if changed from last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.01.  Completion of Acquisition or Disposition of Assets.

         As previously disclosed, on July 12, 2007, Cirrus Logic, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Apex Acquisition Company, an Arizona corporation and wholly owned subsidiary of the Company ("Merger Sub"), Apex Microtechnology Corporation, an Arizona corporation ("Apex"), James A. Unruh (as Representative), and certain Apex equityholders. On July 24, 2007, the Company completed its acquisition of Apex pursuant to the Merger Agreement. The total consideration paid by the Company was approximately $42 million in cash, which is subject to certain post-closing adjustments.

Item 7.01.  Regulation FD Disclosure.

         On July 24, 2007, the Company issued a press release announcing the Company's completion of the acquisition of Apex. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(a)               Financial Statements of Businesses Acquired.

                  The financial statements required by this item are not being filed with this Current Report on Form 8-K. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K., as prescribed by paragraph (a)(4) of Item 9.01.

(b)               Pro Forma Financial Information.

                  The pro forma financial information required by this item are not being filed with this Current Report on Form 8-K. Such pro forma financial information will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K., as prescribed by paragraph (b)(2) of Item 9.01.

 (d)              Exhibits.

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Exhibit No.       Description
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99.1              Press Release issued on July 24, 2007 announcing the Company's completion of the acquisition of Apex Microtechnology Corporation.*


* In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be "filed" for purposes of the Exchange Act.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:    July 24, 2007



                                   CIRRUS LOGIC, INC.

                                   By: /s/ Thurman K. Case
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                                       Thurman K. Case
                                       Vice President & Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release issued on July 24, 2007 announcing the Company's completion of the acquisition of Apex Microtechnology
                  Corporation.*


* In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be "filed" for purposes of the Exchange Act.